STRATEGIC FOCUS 1 Credit Suisse Energy Summit Matt Ralls, President & CEO February 8, 2012 | Vail, Colorado

2 Forward - Looking Statements This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Among the factors that could cause actual results to differ materially are the following: oil, natural gas and other commodity prices; the level of offshore expenditures by energy companies; energy demand; the general economy, including inflation; weather conditions in the Company’s principal operating areas; and environmental and other laws and regulations. Other relevant factors have been disclosed in the Company’s filings with the U. S. Securities and Exchange Commission.

3 2011 Was A Year of Transition and Achievement for $1.1bn in cash SOLD MANUFACTURING BUSINESS ENTERED ULTRA - DEEPWATER MARKET APPROVED $150M SHARE REPURCHASE PROGRAM ANNOUNCED MANAGEMENT APPOINTMENTS for $510m in cash SOLD LAND BUSINESS COMPLETED JACK - UP NEWBUILD PROGRAM

4 Growing Offshore Drilling Rowan is Executing a Single Strategy High - Spec Jack - ups Management & Planning Ultra - Deepwater Rigs

5 Rowan Highlights • Focused on customers with demanding drilling requirements • One of the youngest fleets in the industry • Premium day rates and utilization • Geographically diversified Industry Leading Position in High - spec Jack - ups Expanding into Ultra - Deepwater • Recognized operational expertise is transferable to deepwater activities • Building most capable rigs in industry • Key deepwater managers in place • Highly optimistic about long - term prospects for deepwater Conservative Financial Profile with Strong Balance Sheet • Investment grade credit rating with strong liquidity • Strategic and organic expansion opportunities • Focused on cost control and capital spending discipline • Opportunistic repurchase program

6 Rowan has an Industry Leading Position in High - spec Jack - ups

7 Rowan has Dramatically Expanded its Offshore Fleet 2012 2013 2014 2008 1 2 2009 3 2010 5 4 7 6 2011 9 8 10 11 11 JACK - UPS 3 B INVESTED $ 1 3 2 Rowan Mississippi (240C) J.P. Bussell (Tarzan) Ralph Coffman (240C) EXL I EXL II Rowan Viking (N - Class) EXL III Rowan Stavanger (N - Class) Rowan Norway (N - Class) EXL IV Joe Douglas (240C) Renaissance ( GustoMSC ) Resolute ( GustoMSC ) Reliance ( GustoMSC ) 3 DRILLSHIPS 2 B INVESTED $

Rowan’s Offshore Fleet Focuses on Demanding Drilling 8 6 / North Sea 11 / Middle East 2 / SE Asia 19 High - spec Jack - ups 9 Premium Jack - ups 3 Commodity Jack - ups with Skid - base Capability 31 Jack - ups operating worldwide capable of drilling up to 35,000 feet in up to 550 feet of water 10 / US GOM 2 / Trinidad 3 Ultra - Deepwater Drillships Under Construction

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10 Rowan % of Available Rig Days in Shipyard or Transit 0% 5% 10% 15% 20% 25% 30% Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 * 2012 as estimated based on current forecast * * * *

11 Rowan is the Market Leader in High - Spec Jack - ups Number of High - Spec Jack - ups 0 2 4 6 8 10 12 14 16 18 20 Current By YE 2014 Includes data supplied by ODS - Petrodata , Inc; Copyright 2012 19 Rowan High - spec Jack - ups

Years Current Average Jack - up Fleet Age Rowan’s Jack - up Fleet is Young Compared to Peers Includes data supplied by ODS - Petrodata , Inc; Copyright 2012 12 >30 yrs 202 Rigs 42% 26 - 30 yrs 126 Rigs 26% 21 - 25 yrs 10 Rigs 2% 10 - 20 yrs 21 Rigs 4% <10 yrs 126 Rigs 26% 16 27 29 30 32 0 5 10 15 20 25 30 35 68 % The percentage of the global jack - up fleet older than 25 years 16 The average age of Rowan’s jack - up fleet 42% 30 Years / 202 Rigs 26% 26 - 30 Years / 126 Rigs > 2% 21 - 25 Years / 10 Rigs 4% 10 - 20 Years / 21 Rigs 26% 10 Years / 126 Rigs <

13 Rowan Consistently Leads in Rates and Utilization Comparison of Rowan Day Rates to Peers (000s) Comparison of Rowan Utilization to Peers 0 20 40 60 80 100 Rowan Peers (1) 1) Peers include DO, RIG, NE, SDRL/ NADL, and ESV $213 $134 $122 $112 $165 $101 $113 $85 $0 $50 $100 $150 $200 $250 N. Sea Mid East S.E. Asia U.S. GOM Rowan Peers (1) Includes data supplied by ODS - Petrodata , Inc; Copyright 2012

14 Worldwide JU Utilization=78% (91% Marketed Utilization*) US GOM Indian Ocean North Sea Mediterranean Middle East Southeast Asia Mexico C&S America West Africa Australia 55% 78 Rigs 91% 33 Rigs 75% 16 Rigs 74% 34 Rigs 85% 33 Rigs 100% 2 Rigs 81% 64 Rigs 81% 121 Rigs 65% 20 Rigs 98% 42 Rigs * Marketed Utilization excludes Cold Stacked / Out of Service units Updated 1/15/2011 Includes data supplied by ODS - Petrodata , Inc; Copyright 2012

0 50 100 150 200 250 300 350 400 2002 Current High-End Jack-ups All Other Jack-ups 15 Increasing Demand for High - End Jack - ups (>=350’ WD) Number of Rigs Contracted 300 Contracted Jack - Ups 380 Contracted Jack - Ups 219% INCREASE 5% DECREASE Includes data supplied by ODS - Petrodata , Inc; Copyright 2012

16 What’s Driving Demand for Higher - Spec Rigs? • Operators need greater rig capabilities to drill challenging wellbore designs with large pipe programs » Deep shelf gas » Long reach horizontals » HPHT • IOCs and NOCs are focused on achieving lower wellbore costs rather than the lowest day rate • Operators are requiring higher standards post - Macondo

17 Utilization at 92 - 95% for Highest Capability Jack - ups # of Rigs Utilization % of Global Jack - up Fleet 350 ft. IC+ 137 95% 29% 300 ft. IC 138 72% 28% <300 ft. IC 122 85% 25% IS, MC, MS 81 48% 17% Total 485 78% 100% High - Spec 38 92% 7% Updated 1/15/2011 Includes data supplied by ODS - Petrodata , Inc; Copyright 2012

18 Jack - up Market has Bifurcated % Utilization 30 40 50 60 70 80 90 100 IS, MS, MC <350' IC 350'+IC High Spec Includes data supplied by ODS - Petrodata , Inc; Copyright 2012

19 More Capable Jack - ups Command Higher Rates $0 $50,000 $100,000 $150,000 $200,000 $250,000 IS, MS, MC <350' IC 350'IC+ High Spec Average Earned Day Rates Includes data supplied by ODS - Petrodata , Inc; Copyright 2012

International Tender and Inquiry Activity for Rowan Rigs C&S America North Sea Mediterranean 8 Rigs Middle East Southeast Asia 3 Rigs 13 Rigs 15 Rigs 4 Rig Australia / NZ 1 Rig West Africa 2 Rig Southeast Asia and Middle East Driving Rig Demand 20 Updated 1/15/2012

328 JACK - UPS OVER 25 YEARS 194 JACK - UPS IN LATEST CYCLE Current Newbuild Cycle Offsets Aging Fleet Jack - ups by Year Built 21 Includes data supplied by ODS - Petrodata , Inc; Copyright 2012 0 10 20 30 40 50 60 70 80 90

22 Cold Stacked JUs Could See Limited to No Service 0 5 10 15 20 25 30 35 40 45 <1 year 1-2 years 2-3 years 4 + years MS, MC, IS <300'IC 300'IC 350'+IC Number of Cold Stacked Jack - ups MS (Matt Supported) : Jack - ups that distribute the weight of the rig across the ocean’s bottom. MC (Matt Cantilevered) : Matt supported jack - ups designed with the drilling equipment on an arm that extends outward from the drilling deck. IS (Independent Slot) : Jack - ups built with an opening in the drilling deck, and the derrick is positioned over it. Includes data supplied by ODS - Petrodata , Inc; Copyright 2012

23 Rowan is Expanding into Ultra - Deepwater

24 Rowan to Build Three Ultra Deepwater Drillships • Contract with Hyundai for three ultra - deepwater drillships ( GustoMSC – 12,000 ft) • Delivery in late 2013 thru late 2014 • Construction cost ~ $605 million each • Additional investment ~ $50 million each » 2,000 ft of additional riser (total 12,000 ft) » Second BOP to minimize critical non - productive time » Training and ramp - up costs • Construction costs funded from cash and cash flow from operations

Unmatched capabilities at a competitive construction cost 25 Rowan UDW Design Provides a Competitive Advantage Expanded Capabilities Designed with Redundancy Global Capabilities • 4mm Pounds of riser tensioning capability • 3 rd Load path • Retractable thrusters • Hull integration • Dual 7 - Ram BOPs • Redundant riser hold bridge cranes • Redundant hydraulic / electrical BOP deadman control • Built to meet Brazilian requirements • Built to New Gulf of Mexico standards • Black Sea accessible

Rowan Drillship – Highest Capabilities

Recent Newbuilds Announced	Shipyard	12,000ft Outfitting	Retractable Thrusters	Dual BOPs	Hull Integration	3rd Load Path	Dual Load Path w/TDS 1250/750	Riser Tension Capacity (4000 kips)	Mud Pumps (5x2200)
Rowan	Hyundai	✓	✓	✓	✓	✓	✓	✓	✓
May 2011	Daewoo								
May 2011	Hyundai				✓		✓		✓
Apr 2011	Hyundai				✓	✓	✓	✓	✓
Apr 2011	Samsung					✓	✓		
Apr 2011	Samsung								✓
Mar 2011	Samsung								
Mar 2011	Hyundai		✓		✓	✓			
Dec 2010	Samsung					✓			

Rowan Companies, Inc.
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27 Rowan has Advantages in Entering UDW Market • Long standing brand reputation for operational excellence and customer satisfaction • Strong global marketing coverage • Very high - spec drillship design with capability advantages and built - in redundancies • Core team of highly experienced and respected deepwater professionals already in place • 100% success contracting newbuilds before delivery

28 Recent 10,000 ft Drillship Fixtures Yield Favorable Returns $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 1 Year or Less >1 and <3 Years 3 Years or More * Fixtures based on 10,000’ DP Drillships with ‘new mutual’ contracts 12% return on total rig investment ($655M) 10% return on total rig investment ($655M) $416K $461K

Average Utilization (%) for 10,000 + ft Includes data supplied by ODS - Petrodata , Inc; Copyright 2011 UDW Drillship Utilization High Since 2005 29 70 80 90 100 Jan 2005 Jan 2006 Jan 2007 Jan 2008 Jan 2009 Jan 2010 Jan 2011

30 Development Drilling Expected to Absorb UDW Newbuilds Source: Jefferies & Company, Inc. *7500ft floaters and greater * Forecasted

31 UDW Demand Projected to Exceed Supply in ‘12 + ‘13 Source: Jefferies & Company, Inc. Rig Count* Utilization (%) *7500ft floaters and greater

32 Rowan has a Conservative Financial Profile with a Strong Balance Sheet

33 (in millions) 09/30/2011 Projected 12/31/2011 Cash and restricted cash $893 $325 - 350 Total Debt $1,148 $1,134 Total Debt - to - Cap 21% 20% Net Debt - to - Cap 5% 15% $0 $200 $400 $600 $800 $1,000 Q4 2011 2012 2013 2014 $ millions Investment Grade Balance Sheet (Baa3/BBB - ) Rowan Newbuild Capex with Drillships

34 Financial Flexibility Creates Strategic Options S T R A T E G I C P R I T O R I T Y Expand our fleet by adding high - spec jack - ups and UDW floaters • Strong financial position enables Rowan to: » Pursue attractive acquisition and organic growth options » Consider newbuild rigs targeted at specific markets » Consider selective rig upgrades

35 Effective Tax Rate is Declining • Through 2007, all rigs owned in US subsidiaries • Since 2008, all new rigs owned in foreign subsidiaries • 2011 reduction in tax cost » UK operations achieving low single digit tax rate, fully offset by NOLs » Segregation of US - based manufacturing and land rig operating results » Foreign rigs working in GOM receive accelerated depreciation shield » Three US rigs outbounded in 2010, one in 2011 • Longer term rate should normalize at 10 - 12%, given expected activity levels 2008 2009 2010 2011 E 34.6% 31.7% 26.1% 1 % Credit

36 Industry Leading Position in High - spec Jack - ups Expanding into Ultra - Deepwater Conservative Financial Profile With Strong Balance Sheet STRATEGIC FOCUS

Investor Contact: Suzanne M. Spera Director, Investor Relations sspera@rowancompanies.com 37 2800 Post Oak Blvd. Suite 5450 Houston, TX 77056 713.621.7800 www.rowancompanies.com Rowan Companies, Inc.